SEC 873 Potential persons who are to respond to the collection of information contained in this form are not required to (03/2003) respond unless the form displays a currently valid OMB control number.


     OMB APPROVAL
OMB Number: 3235-0060
Expires: October 31, 2005
Estimated average burden
hours per response: 2.58

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 6, 2004

                              PARK CITY GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

            NEVADA                       0003718                 37-1454128
----------------------------          -------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                 333 Main Street #300
                 Park City, UT 84060                       84060
            -----------------------------                ----------
            (Principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code (435) 649-2221

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Regulation FD Disclosure.

On January 6, 2004, Park City Group, Inc. issued a press release announcing its achievement of its financial plan for the second quarter ended December 31, 2003; its recent efforts with European customers; and prospects for the remainder of the fiscal year. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein in its entirety by reference into this
Item 9. The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 12.  Results of Operation and Financial Condition

See Item 9.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PARK CITY GROUP, INC.
                                           (Registrant)

Date:  January 7, 2004                      /s/ Randall K. Fields
                                           -------------------------------------
                                           Randall K. Fields, President and CEO